Exhibit 99.1

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Forward Looking Statement This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include, but are not limited to, references to sales, earnings, margins, costs, number and costs of store openings, future capital expenditures, acquisitions, demand for clothing, market trends in the retail and corporate apparel clothing business, currency fluctuations, inflation and various economic and business trends. Forward-looking statements are not guarantees of future performance and a variety of factors could cause actual results to differ materially from the anticipated or expected results expressed in or suggested by these forward-looking statements. These forward-looking statements are based upon management’s current beliefs or expectations and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. The following factors, among others, could cause actual results to differ materially from those expressed or implied in the forward-looking statements: (1) the possibility that the expected benefits from the Jos. A. Bank transaction will not be realized within the anticipated time period, (2) the risks related to the costs and difficulties related to the integration of Jos. A. Bank’s business and operations with Men’s Wearhouse’s business and operations, (3) the inability to obtain, or delays in obtaining, cost savings and synergies from the transaction, (4) unexpected costs, charges or expenses resulting from the transaction, (5) litigation relating to the transaction, (6) the inability to retain key personnel and (7) the possible disruption that may be caused by the transaction to the business and operations of Men’s Wearhouse and its relationships with customers, employees and other third parties. The forward-looking statements in this presentation speak only as of the date hereof. Men’s Wearhouse undertakes no obligation to revise or update publicly any forward-looking statement, except as required by law. Other factors that may impact the forward-looking statements are described in the Men’s Wearhouse annual report on Form 10-K for the fiscal year ended February 1, 2014 and quarterly report on Form 10-Q. For additional information on Men’s Wearhouse, please visit the Company’s websites at www.menswearhouse.com, www.josbank.com, www.mooresclothing.com, www.kgstores.com, www.twinhill.com, www.dimensions.co.uk, and www.alexandra.co.uk. 2

2014 Analyst Day Agenda Kelly Dilts SVP, Finance & IR Doug Ewert President & CEO Carole Souvenir EVP, Employee Relations Mark Neutze EVP, Stores Mary Beth Blake EVP, Chief Merchandising Officer Joseph Abboud Chief Creative Director Matt Stringer SVP, Marketing Jon Kimmins EVP, CFO Questions & Answers 3 Welcome & Opening Comments Company Overview Employees & Culture Store Operations Merchandising Creative Marketing Financial Review & Outlook

Doug S. Ewert President and Chief Executive Officer Company Overview

$1,187 $1,334 $1,273 $1,295 $1,393 $1,547 $1,725 $1,882 $2,113 $1,972 $1,910 $2,103 $2,383 $2,488 $2,473 $2,487 $1,054 $3,541 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 LTM 15 Year History Note: Dollars in millions. Reflects fiscal year ending January of following year. 5 Men’s Wearhouse Grew Sales ~3x in the Last 15 Years

Jos. A. Bank Brand 100+ Year History of Quality and Value Mono Brand Quality Value Classic Styling 6

Initial Observations Post Close Expected Synergies of $100 – $150 Million Identified Opportunities Lower Inventory Levels and Amount of Carry Over Leveraging Centralized Tailoring Drive Omni-Channel Results Through Catalog and Direct Mail 7

Putting Together Two Complementary Business (1) Jos. A. Bank investor presentation dated 10/09/2013. 25 – 55 Years Old 35 – 59 Years Old Style-Conscious and Contemporary Traditional and Conservative Range of Classic Styles and Modern Fits Prefers Classic Styling and Buys Out of Need $75K $100 - $125K (1) Age Range Annual Household Income Customer Type Purchase Intent 8

$2,630 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 Specialty Retailer Note: Dollars in millions. (1) Per equity research; Men's Wearhouse data excludes Moores and K&G; includes tuxedo rental. 9 Combination Creates Largest Men’s Specialty Retailer Our Mission Is To Become the Largest Retailer of Men’s Apparel

1,700 Locations Service Culture Perfect Fit Loyalty Strong Portfolio of National and Exclusive Branded Merchandise 37% 30% 17% 10% 6% Tailored Non-Tailored Tuxedo Rental Alterations and Other 88% 10% 2% Retail Corporate Apparel Corporate Apparel Revenue Mix (1) Channel Mix (1) (1) Reflects fiscal 2013. Tailored includes suits, sportcoats, and slacks. Non-Tailored includes shirts, ties, shoes, accessories, sportswear, and other. Retail includes stores, tuxedo rental, alterations and e-commerce; Other primarily includes dry cleaning. 10 Other Overview of Men’s Wearhouse

Highly Successful Tuxedo Business ~$430 Million Tuxedo Business (1) ~85% Gross Margin Largely Wedding-Related and Prom Rentals (Millenials) Key Strategic Partnerships 11 (1) Moores and Jos. A. Bank.

Store Composition Average Store Size Full Line Stores 5,710 square feet 653 4,581 square feet 586 Outlet / Factory Stores 8 42 Note: As of end of fiscal 2013. 12

Joseph Abboud 13

Strong Management Team Doug Ewert President & Chief Executive Officer Carole Souvenir Chief Legal Officer & Executive Vice President, Employee Relations Mark Neutze Executive Vice President, Stores Mary Beth Blake Executive Vice President & Chief Merchandising Officer Joseph Abboud Chief Creative Director (1) Matt Stringer Senior Vice President, Marketing Jon Kimmins Executive Vice President, Chief Financial Officer, Treasurer & Principal Financial Officer 14 (1) Pursuant to a consulting arrangement with the Company.

Carole Souvenir Chief Legal Officer and EVP of Employee Relations Employee Relations Overview

Note: Employee count as of July 2014. Employee Population by Division 16 Twin Hill 103 Golden Brand 33 K&G 1,948 Alexandra / Dimensions 721 MW Cleaners 439 Grand Total 25,801 Wearhouse 13,226 Moores 1,985 Jos. A. Bank 6,653 Joseph Abboud 693

Business Premise 17 Engaged Employees Engage with Customers Engaged Employees World-Class Service Raving Tell Others; Shop Again $$$ “Raving Fans”

Vision Statement 18 We Strive Every Day to Provide World-Class Service to Our Customers and Each Other

Core Values 19 Respect and Courtesy Contextual Management Fairness Promoting from Within Teamwork and Collaboration 1 2 3 4 5

Long Tenure of Our Management 20 Store Managers 10 Years VPs and Above 15 Years

Low Store Turnover 21 Managers 6.5% Assistant Managers 12.0% Operations Managers 13.3% Tailors 16.4% MW Retail Stores for FY 2013

Fortune 100 Best Companies 22 Ranked on the 100 Best Companies to Work For List 12 Times in the Last 15 Years Most recently in 2013, we achieved our highest ranking ever #50 which also was the highest ranking apparel store

Jos. A. Bank Has Room for Improvement 9 On June 24, 2014, Yahoo Finance listed Jos. A. Bank as #4 “Worst Company to Work For” based on comments from this site

Our Cohesive Senior Management Team Will Successfully Lead the Integration to Realize Potential and Synergies Planned Approach 24 Creating synergies by having Shared Services for benefits, worker’s comp, legal and HR administration Having brand specific Employee Relations departments that respond to both employee and management needs Hiring Gallup to survey to measure variability in employee engagement Hiring compensation consultant to review compensation structure Conducting Jos. A. Bank store manager meetings Reviewing health care plans to manage costs 1 2 3 4 5 6

Mark Neutze EVP, Store Operations Store Operations / Real Estate

Jos. A. Bank – Target Locations 26

Jos. A. Bank – Shopping Center By Type 27 37% 17% 14% 10% 8% 7% 7% Lifestyle Center/Power Center Street Strip Center Power Center Other Mall Neighborhood Center

Jos. A. Bank Store Layout 28

Men’s Wearhouse Target – Locations 29

Men’s Wearhouse – Shopping Center By Type 30 27% 15% 14% 14% 13% 10% 7% Power Center Neighborhood Center Street Other Lifestyle Center/Power Center Strip Center Mall

Men’s Wearhouse – Store Layout 31

Flagship Store on Madison Avenue Financial District, New York City Luxury Retail Experience 32

Real Estate Portfolio Store Count 668 579 238 47 Men’s Wearhouse & Tuxedo Jos. A. Bank Full Line Moores Jos A. Bank Factory Men’s Wearhouse Outlet - 9 Jos A. Bank Franchise - 15 121 Note: Store Count as of end of July FY14

1111111 5555555 20 20 31 31 12 12 22 22 18 18 3333333 2222222 19 19 1111111 17 17 7777777 9999999 61 61 5555555 3333333 10 10 15 15 5555555 82 82 14 14 12 12 45 45 20 20 12 12 9999999 6666666 2222222 5555555 11 11 2222222 4444444 6666666 18 18 42 42 2222222 24 24 10 10 28 28 10 10 2222222 14 14 8888888 15 15 2222222 12 12 1111111 4444444 2222222 1111111 1111111 48 or More 24 to 47 12 to 23 6 to 11 3 to 5 1 to 2 Men’s Wearhouse Existing and Approved 34 Note: Current Men’s Wearhouse stores adjusted for approved openings and closings. Existing: Approved: Closing: Total: 668 24 3 689

Jos. A. Bank Existing and Approved 6666666 2222222 22 22 26 26 26 26 14 14 24 24 4444444 4444444 29 29 0000000 57 57 5555555 42 42 8888888 7777777 3333333 7777777 32 32 12 12 2222222 14 14 9999999 4444444 10 10 44 44 24 24 10 10 4444444 4444444 0000000 15 15 4444444 10 10 0000000 4444444 3333333 30 30 0000000 23 23 1111111 29 29 1111111 14 14 4444444 7777777 7777777 0000000 2222222 0000000 0000000 0000000 48 or More 24 to 47 12 to 23 6 to 11 3 to 5 1 to 2 JAB Existing and Approved 35 Note: Current Jos. A. Bank full line and franchise stores adjusted for approved openings and closings. Existing: Approved: Total: 594 15 609

 MW Potential 0000000 0000000 15 or More 9 to 14 6 to 8 3 to 5 2 1 MW Potential 0000000 1111111 1111111 0000000 0000000 3333333 2222222 0000000 1111111 1111111 1111111 2222222 3333333 6666666 1111111 1111111 4444444 1111111 0000000 0000000 0000000 4444444 1111111 0000000 1111111 0000000 0000000 1111111 0000000 0000000 3333333 1111111 0000000 1111111 0000000 10 10 0000000 2222222 2222222 2222222 2222222 0000000 1111111 0000000 2222222 2222222 1111111 0000000 1111111 3333333 36 Potential: 68

Expansion in Alaska 37

Synergies – $14 Million Total Tailoring: $7 million Tuxedo: $3 million Operational: $4 million Total $14 million 38

Operational Synergies – $4 Million Operational Best Practices $2 million Organizational Design $2 million 39

Tailoring Synergies – $7 Million 40

Tuxedo Synergies – $3 Million 41

Austin Test 42

Delivery of alterations and Custom orders Delivery of ecommerce orders Delivery/pickup of tuxedo rentals Delivery/pickup of dry cleaning Men's Wearhouse Fleet of Dry Cleaning Mobile Vans in Austin 23

Building Trust Engaged Workforce & Culture Systems & Infrastructure Experienced Leadership Executable Plan 24

Mary Beth Blake EVP, Chief Merchandising Officer Merchandising & Sourcing Overview

Well-Defined Assortments – Parallel Path Target Customer Merchandising Styling Traditional, Conservative Contemporary, On-Trend Age Range: Avg. Age: 25 55 yrs. old 48 yrs. old Age Range: Avg. Age: 35 – 59 yrs. old 52 yrs. old Two Distinct Retail Customers: Millennials (~27 Yrs. Old) Baby Boomers (~48 Yrs. Old) 46 20% 33% 47% 51% 7% 42% Fashion Fashion Basics Basic Replenishment Fashion Fashion Basics Basic Replenishment Sales By Need Note: “Need” data as of fiscal 2013.

13% 27% 59% 45% 38% 17% Note: “Fit” and “Big & Tall” data as of YTD June fiscal 2014. Well-Defined Assortments Parallel Path Sales By Fit Big & Tall 11.1% 24.5% Slim Fit Modern/Tailored Fit Classic/Traditional Fit Modern/Tailored Fit Classic/Traditional Fit Slim Fit 47 Good / Better / Best Good / Better / Best Price Tiering

Note: Data as of fiscal 2013. Category Penetration (% Sales) Tailored / Non-Tailored 53% 47% 57% 43% 43% 13% 12% 11% 9% 6% 5% 1% 38% 14% 10% 19% 10% 2% 5% 2% Suits/Separates Dress Shirts Accessories Sportswear Sport Coats Shoes Dress Pants Overcoats Suits/Separates Dress Shirts Accessories Sportswear Sport Coats Shoes Dress Pants Overcoats Assortment 48

Note: Product margins as of fiscal 2013. Promotions Promotional Pricing Model Buy 1, Get 2 or 3 Buy 1, Get 1 Gross Margins Mid 50s% Low 60s% 49

Jos. A. Bank Promotional Events Long term strategy is to wean off the most margin erosive sale events and clearance pricing In the near term, Buy 1, Get 2/3 are not on the top of the list to eliminate given the gross margin % and contribution relative to other promotions Grow the “Making It Work” program, compelling single unit price points and margin rich 50

Clearance Increase Jos. A. Bank annual product margins by: Reducing overall inventory levels Optimizing selling prices of clearance items FY 2012 52% (9%) 43% FY 2013 47% (14%) 33% YTD 2014 48% (22%) 26% Differential Clearance Margin 51 Note: YTD data as of June 2014.

Jos. A. Bank Merchandising Tests Support Tests with Local TV Marketing Assortments Tuxedo Rental Made in USA Suits Custom Suits Young Traditional National Brands Pricing Reduction in number of margin erosive sale days Targeted offers to preferred customers 52

Our People Avg. Tenure % Employee > 10 years Avg. Tenure % Employee > 10 years Merchandising & Planning 14 years 61% 8 years 27% Direct Sourcing 6 years 17% 11 years 44% Total 11 years 43% 9 years 31% Leverage Experience of Men’s Wearhouse Merchant Group and of Jos. A. Bank Direct Sourcing Team Experience 53

Combined Organization Structure Merchandising Planning & allocation Marketing brand manager Ecommerce merchandising and pricing Visual merchandising Merchandising Planning & allocation Marketing brand manager Ecommerce merchandising and pricing Visual merchandising Testing Graphic design Compliance Transportation Logistics PLM systems Merchandise Accounting Brand Specific Functions Shared Services Ensure Voice of Each Banner Is Clear, Distinct, and Coherent to the Customer 54 Direct Sourcing

Joseph Abboud Acquisition Update

Joseph Abboud Suits Generate Higher Average Unit Retail Sales and Higher Average Spend Per Transaction

	MEN'S WEARHOUSE	Moores
Incremental Suit AUR	+$183	+$286
Incremental Avg. Spend / Transaction	+$674	+$624
Incremental Avg. Units / Transaction	+3.1	+3.5
Rollout Update	~475 stores as of July 2014 All stores by October 2014	Completed in June 2014 Custom option expected to launch in February 2015

Note: Reflects YTD data through June 2014.

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Joseph Abboud Licensing Summary 17 Licensees Building the Joseph Abboud brand as a Lifestyle Brand Outside of Men’s Clothing and Expand Internationally 56

56% 44% 98% 2% 76% 24% Exclusive Brands Purchasing Vertically-Integrated Jos. A. Bank Increases Direct Sourcing Buying Power Exclusive National Exclusive Exclusive National National Note: Reflects estimated fiscal 2014 landed duty paid cost for Men’s Wearhouse and Jos. A. Bank. 57

$270 $435 $705 Exclusive Brands Purchasing Power Combined Buying Power of $700+ Million + = Combined Note: Reflects estimated fiscal 2014 landed duty paid cost for Men’s Wearhouse and Jos. A. Bank. Dollars in millions. 58

Exclusive Brand Purchasing Power by Category Tailored Woven Shirts Sportswear Shoes / Accessories Total 2014 365 135 125 80 705 + 52 19 18 11 100 2014 Exclusive Brand Buying Power By Category % $ Note: Reflects estimated fiscal 2014 landed duty paid cost for Men’s Wearhouse and Jos. A. Bank. 59

Merchandising & Sourcing Synergies COGS $30 million expected savings Realign sourcing country mix Evaluate agent structure Consolidate vendors for key programs Expand First Sale duty savings program to additional vendors Savings begin with purchases for Fall 2015 product lines Inventory $40 $60 million of reduced inventories Turnover comparison – 25% faster at Men’s Wearhouse Improved merchandising systems 60

Joseph Abboud Chief Creative Director Creative

Why I Chose to Partner with Men’s Wearhouse Compelling Business Model Vertical integration Ability to speak directly to customers Better quality products Competitive prices Clear message to the consumer 1 62

Why I Chose to Partner with Men’s Wearhouse Leadership in all aspects of the business: Merchandising & design Sourcing & manufacturing Advertising & marketing 2 63 Strong Management Team

Why I Chose to Partner with Men’s Wearhouse Buying power over competitors Pass on value to our customers 64 3 Scale

Why I Chose to Partner with Men’s Wearhouse 1,200 highly skilled tailors Exact fit and alterations for all customers 65 4 Skilled Tailors

Why I Chose to Partner with Men’s Wearhouse Largest Men’s Specialty Retailer One of the largest men’s specialty retailers in North America with the opportunity to: Educate the American man Be the voice of authority in men’s style 66 5

 Graphic and fabric design to color direction Focused on setting new trends Allows us to take a leadership position as the arbiter of men’s style in America Advantages to the Abboud Brand 67 1 Fully Integrated Design Team

 Ability to offer made in America suits using the finest Italian fabrics Manufacturing speed and flexibility Better make, better quality and better value than many higher priced suits Advantages to the Abboud Brand 68 2 Production Capabilities

Ability to develop and evolve the brand into a true lifestyle collection Opportunities to expand into fragrance, grooming products and accessories Advantages to the Abboud Brand 69 3 Brand Extensions

 Renewed interest in expanding the Joseph Abboud brand Onward Kashiyama is about to celebrate its 20th year as the Joseph Abboud licensee in Japan with over 100 shops Advantages to the Abboud Brand 70 4 Global Expansion

OUR BRAND DNA

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Joseph Abboud is a modern American lifestyle collection. It has a sophisticated sense of color and texture, giving it a more worldly appeal, yet it remains true to its heritage as quintessentially American. It is updated yet classic, bringing new definition to things familiar. It is the new American standard of affordable luxury where innovation and improvisation are infused into each and every piece of the collection to create product with style, quality, and enduring value.

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JOE is a spirited young American collection inspired by designer Joseph Abboud. A fusion of modern styling and bold American attitude, JOE appeals to younger consumers as well as to those who have a youthful approach to style. Inspired by iconic menswear concepts, along with the perfect mix of design, quality and value, JOE is the next generation of American style.

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Pronto Uomo is a lifestyle collection defined by contemporary styling. It brings a dressier, more refined approach to a man’s complete wardrobe with an international sensibility. Pronto Uomo addresses the needs of the well-dressed man for both his formal and casual occasions.

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Egara is a youthful, cutting-edge collection representing the fashion forward man. Egara has a fresh, bold attitude that mirrors the mindset of the man who wears it.

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Joseph & Feiss is a traditional collection with more classic styling. Joseph & Feiss has a more conservative approach to the way of dressing with a broad appeal.

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Founded in 1905, Jos. A. Bank is the bastion of classic American style for over a century. Traditional style crafted with attention to detailsin the fabric, the fit, the performance. Clothing that is always appropriate, feeling comfortable and looking professional for any occasion. Jos. A. Bank has an uncompromising commitment to quality and value.

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Matt Stringer Senior Vice President, Marketing Marketing Overview

Our Brand is Our Most Important Asset 118

Accessible Great value Multi-faceted every occasion 1 119 Men’s Wearhouse Brand Today Our Product Is...

We Deliver an Experience That Is Grounded in Knowledge and Service 40 years of heritage Exclusive menswear focus World class service & master tailors 2 120 Men’s Wearhouse Brand Today

 We Have a Chief Creative Director (1) and Brand Partnerships Which Give Us the Style Credibility We Deserve as a Market Share Leader 3 121 (1) Pursuant to a consulting agreement. Men’s Wearhouse Brand Today

Great Brands Stand for More Than the Products They Offer 122 Menswear Confidence

Brand Mission TO EMPOWER MEN We Exist to Help Men Look and Feel Their Best by Making Modern Menswear Styles Accessible for All 123

Brand Health Source: Bantam Performance Analysis and Brand Study, October 2013. Q: Which of the following stores are you aware of? (TOTAL AWARENESS) Q: Which other stores would you also consider? (CONSIDERATION) Total Awareness Advertising Awareness Consideration 93% 79% 58% 124 Q: How often do you read, see or hear men’s apparel advertising for each of the following stores? (ADVERTISING AWARENESS)

Source: Database Stats Report, June 2014; New vs. Existing Report, June 2014. Acquisition & Loyalty 5.1% ACTIVE PERFECT FIT MEMBERS NEW RETAIL PERFECT FIT MEMBERS YTD 16,720,287 125

Key Initiatives: Joseph Abboud For the modern man who wants quality, style and value, Joseph Abboud is the definitive Menswear brand expertly designed, crafted and curated by a revolutionary American Icon. How Are We Positioning the Brand? 126

Joseph Abboud: Media Local TV launch in Spring as product became available on a market by market basis (30 total markets, represents 60% of total company revenue) Email, Paid Search, Online Video, Social Media Partnerships with NBA Coaches Association, Golden State Warriors and NESN Josephabboud.com launch in fall U.S. Media Plan Canada Media Plan National TV launch in Summer Email, Social Media Out of home in Toronto and Montreal 127

Joseph Abboud: Creative 60 TV commercial 128

Joseph Abboud: Creative 90 Partnership video 129

Joseph Abboud: Creative Montreal Airport Installation video 130

Key Initiatives: Suit Drive 131

Suit Drive: Creative 120 NSD Testimonial video 132

Suit Drive: 2014 Results Note: Donations through July 20, 2014. There Are Still 2 Days to Donate! National Suit Drive 135,953 clothing donations Canadian Suit Drive 46,465 clothing donations 133

Key Initiatives: Customer Segmentation Over 83% of all transactions and 89% of all sales are made to Perfect Fit Members (1) Perfect Fit segmentation and status recognition scheme Enhanced remarketing efforts upsell, cross sell, replenishment New Lifecycle CRM Marketing Strategy 134 (1) Reflects fiscal 2014 YTD through June.

Key Initiatives: Omnichannel International Shipping Cross-channel Loyalty Program Online Alteration Services Reserve Online, Pick Up In Store (ROPIS) Free Shipping Online Ship to Store Online Content/Style Advice Ratings & Reviews Store Locator: Nearest Store Geolocation Personalized Product Recommendations Online Filter by Individual Store Online Find in Store Save My Size Functionality Product Social Sharing Order from Store Internal Facing Apps Customer Facing Apps SMS Messaging Live Chat Mobile & Tablet Optimized Site Connecting All sales Channels; Providing an Enhanced Customer Experience and a Singular Brand View 135

Key Initiatives: Tux Rental 29% of new retail customers have a previous tux rental Unique position to capitalize on trend toward wearing suits for wedding 136 Today’s formalwear business & tomorrow’s retail customer

Tux Rental: Key Partnerships Exclusive Relationships with the Best of Breed in the Bridal Space 137

Jos. A. Bank Brand Today Promotional Driven Brand Emphasis on remarketing efforts to drive loyalty and lifetime value Email Direct mail Catalog 1 138

Jos. A. Bank Brand Today Focus on Business Attire and Professional Customer Well defined existing customer profile and targeted media efforts focus on reaching core customer Robust corporate program 2 139

Jos. A. Bank Brand Today Strong E-commerce Presence Integration with stores Catalog support 3 140

79% 57% 38% Brand Health Total Awareness Advertising Awareness Consideration Source: Bantam Performance Analysis and Brand Study, October 2013. Q: Which of the following stores are you aware of? (TOTAL AWARENESS) Q: Which other stores would you also consider? (CONSIDERATION) 141 Q: How often do you read, see or hear men’s apparel advertising for each of the following stores? (ADVERTISING AWARENESS)

Portfolio Strategy & Synergies First Step: Evaluate Current Brand Positioning and Customer Overlap 142

16,720,287 Active Customers 8,094,026 Active Customers Customer Overlap Analysis 7% overlap (1,097,611 customers) Note: Active customers defined as retail, tuxedo rental and e-commerce customers who transacted in the last 48 months. 143

Portfolio Strategy: Next Steps Further Analysis of Shared and Unique Customers Refined Customer Target and Brand Positioning Media Mix Modeling and Testing 144

Synergies Media Planning & Buying Sharing best-practices and resources across both marketing organizations to drive media strategy, planning and buying efficiencies Review advertising to sales % 1 145

Synergies Print Production & Photo Studio Leverage combined print buying signage, direct mail, catalog, collateral to drive production efficiencies photography studio to increase efficiency and ensure quality consistency 2 146

Synergies CRM Database Marketing Further leverage shared customer insights to refine segmentation strategies in order to consistently appeal to each brand’s distinct customer demographic Remarketing strategies direct mail & email and catalog Expand on loyalty (JAB) & corporate program (MW) 3 147

Synergies Omnichannel Capabilities Website optimization (MW + JAB) Product recommendation engine cross-sell & upsell optimization (JAB) Ship from store (MW) 4 148

Jon W. Kimmins CFO Financial Overview

Historical Financial Analysis Combined Base-Line Financials Future Guidance Agenda 150

Adjusted EBIT $191.3 8.0% $168.8 6.8% $199.1 8.0% Comparable Sales: Men’s Wearhouse Moores (1) 9.1% 4.5% 0.7% (4.1%) 4.8% 1.5% Men’s Wearhouse Retail Clothing Margin (2) 60.1% 60.1% 59.6% Advertising Expenses $84.4 3.5% $101.1 4.1% $94.4 3.8% Adjusted Other SG&A Expenses (3) 32.5% 33.1% 32.7% 2012 2011 2013 Note: line sales for fiscal 2013. (1) In Canadian dollars. (2) Excludes occupancy costs. (3) Excludes advertising. Wearhouse 151 Total Company Key Metrics For Men’s Dollars in millions. Percentages as percent of sales, except comparable sales. Men’s Wearhouse comparable sales include online sales for fiscal 2013.

Note: Dollars in millions. Percentages as percent of sales, except comparable sales. (1) Excludes franchise locations and includes online sales for fiscal 2012 and 2013. (2) Excludes occupancy costs. Retail clothing margin adjusted to include procurement and distribution costs. (3) Excludes catalog production costs. (4) Adjusted other SG&A expenses adjusted to exclude procurement and distribution costs. Key Metrics for Jos. A. Bank Adjusted EBIT $159.7 16.3% $107.4 10.4% $129.2 12.3% Comparable Sales (1) 7.6% (3.7%) 2.0% Retail Clothing Margin (2) 59.6% 55.6% 56.1% Advertising Expenses (3) $70.0 7.1% $75.6 7.3% $84.0 8.0% Adjusted Other SG&A Expenses (4) 24.0% 24.3% 23.4% 2012 2011 2013 152

Comparison for 2013 Note: Dollars in millions except sales per square feet. Percentages as percent of sales. (1) Sales per store and sales / total square foot includes stores open 1 year and excludes Jos. A. Bank franchise stores. (2) Excludes occupancy costs. Jos. A. Bank includes procurement and distribution costs. (3) Excludes advertising. Jos. A. Bank also excludes occupancy, procurement and distribution costs. Comparison for 2013 Adjusted EBIT Average Store Size (1) Sales Per Store (1) Sales / Total Sq Ft (1) Retail Clothing Margin (2) Advertising Expenses Adjusted Other SG&A Expenses (3) $107.4 10.4% 4,581 sq. ft. $1.6 $349 55.6% $75.6 7.3% 24.3% $168.8 6.8% 5,710 sq. ft. $2.3 $399 60.1% $101.1 4.1% 33.1% 153 Total Company

Note: Dollars in millions. Percentages as percent of sales, except tax rate. (1) Comparison for 2013 Inventory per Total Sq Ft Inventory Turn Tax Rate Depreciation & Amortization Adjusted EBITDA Capital Expenditures $88 (1) 1.7x (1) 33.6% $88.7 3.6% $257.6 10.4% $108.2 $108 1.4x 38.1% $29.6 2.9% $137.0 13.3% $29.3 154 Men’s Wearhouse stores only.

$62 $113 $93 $17 $74 $101 $90 $76 $31 $44 $28 $54 $20 $30 $29 $57 $22 $93 $157 $121 $71 $94 $131 $119 $50 $98 Q1'12 Q2'12 Q3'12 Q4'12 Q1'13 Q2'13 Q3'13 Q4'13 Q1'14 Adjusted EBITDA % of Fiscal Year: MW 22% 40% 33% 6% 29% 39% 35% NM JOSB 20% 28% 18% 34% 15% 22% 21% 42% Combined 21% 36% 27% 16% 24% 33% 30% 13% Note: Dollars in millions. (1) (2) Net working capital defined as accounts receivable plus inventories less accounts payable. Combination Reduces Seasonal Variability $517 $527 $536 $496 $502 $519 $555 $514 $545 $318 $325 $344 $287 $340 $342 $345 $285 $301 $835 $852 $880 $783 $842 $861 $900 $799 $846 Q1'12 Q2'12 Q3'12 Q4'12 Q1'13 Q2'13 Q3'13 Q4'13 Q1'14 Net Working Capital (2) 155 (1) Includes negative $7 million of Men’s Wearhouse adjusted EBITDA.

Note: Financials per pro forma as filed on June 9, 2014. Dollars in millions except for diluted earnings per share. Totals may not foot due to rounding. Pro-Forma 2013 as Filed on June 9, 2014 156 Net Sales $2,473.2 $1,032.2 - - $3,505.4 Cost of Sales 1,384.2 435.6 162.6 7.9 1,990.3 Gross Margin 1,089.0 596.6 (162.6) (7.9) 1,515.1 Operating Expenses 947.7 494.6 (163.6) (18.6) 1,260.0 Impairment Charges 11.7 - 1.0 - 12.8 Operating Income 129.6 102.0 - 10.7 242.3 Net Interest Expense / (Income) 2.8 (0.3) - 104.3 106.8 Provision for Income Tax 42.6 39.0 - (36.5) 45.1 Net Earnings Including Non-controlling Interest 84.2 63.3 - (57.1) 90.4 Net Earnings Attributable to Non-controlling Interest 0.4 - - - 0.4 Net Earnings Attributable to Common Shareholders 83.8 63.3 - (57.1) 90.0 Diluted Earnings per Share $1.70 $2.26 $1.82 MW Historical JAB Historical Presentation Reclassifications Pro Forma Adjustments Combined Pro Forma

Note: Dollars in millions except for diluted earnings per share. Totals may not foot due to rounding. (1) Additional adjustment includes the exclusion of K&G and interest and tax true-ups to the pro forma as filed on June 9, 2014. - 157 Total Adjusted Company Baseline Net Sales $3,505.4 ($336.2) - $3,169.2 Cost of Sales 1,990.3 (254.8) - 1,735.5 Gross Margin 1,515.1 (81.4) - 1,433.7 Operating Expenses 1,260.0 (69.2) (13.3) 1,177.5 Impairment Charges 12.8 - (12.8) - Operating Income 242.3 (12.2) 26.0 256.2 Net Interest Expense / (Income) 106.8 (4.0) - 102.8 Provision for Income Tax 45.1 2.6 9.8 57.5 Net Earnings Including Noncontrolling Interest 90.4 (10.9) 16.3 95.8 Net Earnings Attributable to Non-controlling Interest 0.4 - - 0.4 Net Earnings Attributable to Common Shareholders 90.0 (10.9) 16.3 95.4 Diluted Earnings per Share $1.82 $1.94 Additional Adjustments (1) Other One-Time Costs Pro Forma As Filed

Guidance

$100 - $150 million of synergies Summary of Expected Synergies 159

G&A Public Company Costs Corporate Management Finance Department I.T. Department Human Resources Legal Real Estate Distribution Central NFR Purchasing Stores Central Tailoring Tux Rental Insourcing (on existing volume) Best Practices COGS Supplier/Factory Consolidation Optimized Country Mix Decrease Agency Fees Other Best Practices E-Commerce Digital & Email Conversion Improvement Advertising Media Leverage Combined Spend Media Buying Best Practices Quantified Synergies 160

Step 1: Identify Staff Reductions and Team Size Illustrative Finance Department Example Note: Dollars in thousands. Breakdown functions Identify best practices Develop and execute plan 161 Function Baseline FTE Savings Cost Savings TMW JAB Total Low High Low High Rationale Executives 6 3 9 2 3 $700 $900 General and Merch Accounting 17 9 26 4 8 $320 $640 Inventory Control 17 N/A 17 FP&A 7 3 10 1 2 $80 $160 A/P, T&E 18 13 31 9 11 $270 $330 Payroll 19 3 22 1 3 $55 $165 Treasury/M&A/Risk Mgmt 7 2 9 1 2 $60 $120 Sales Audit 8 7 15 3 4 $135 $180 Tax 14 5 19 3 5 $180 $300 Internal Audit 7 1 8 AIR 5 N/A 5 Systems & Projects 2 N/A 2 Benefits Compliance 2 N/A 2 Financial Reporting 3 2 5 2 2 $160 $160 Total 132 48 180 26 40 $1,960 $2,960

Initiative Name Description Annualized Synergy Benefit Est. lmplementation Costs Risk Implementation Timing Organizational Considerations Reduction of personnel as part of integration Senior staff and duplicate tasks will be eliminated as part of integration Automating JAB processes will reduce additional headcount $2.0-$3.0 $1.0-$1.5 (severance) Low 112 months Decision to Non-Personnel savings based on combined Company Reduce Insurance costs based on combined buying power Reduce outside Audit and Tax costs through consolidation and elimination of duplicate tasks $1.5-$3.0 TBD Broker costs Low 26 months Opportunities exist at Implement tax strategies Reduce tax exposure by TBD TBD Medium 112 months Earnings Total $3.5-$6.0 TBD Step 2: Summary of Savings Opportunities Illustrative Finance Department Example 162 Note: Dollars in millions. Savings potential in...

Step 3: Action Plan and Accountability

Illustrative Finance Department Example



Date	6/10/14
TMW Sponsor:	Brian Vaclavik and Kelly Dilts
Initiative Leads:	Kim McIntosh
Departments Involved	All Finance Teams

Departments Involved

- Treasury. FP&A
- Accounts Payable
- Payroll. T&E
- Sales Audit
- Tax
- Merchandise/Inventory Acct.
- General Factory Acct
- Internal Audit

Financial Impact

Fiscal 2014:	$xx–$xx
Annualized Run Rate:	$xx–$xx

Situation Description

Synergies from integrating Finance departments, by eliminating JAB senior staff, redundant responsibilities and automating manual work performed at JAB, there are cost saving opportunities based on a reduction of headcount

Cost to Implement

Fiscal 2014:	$xx–$xx
Fiscal 2015	$xx–$xx

Activities to Achieve

Short Term - Complete By July 31:

1. Map GL accounts to perform interim reporting
2. File Bank Addendums to get signature authority and obtain control of bank accounts
3. Develop and finalize bridges and flat files to perform integrated accounting
4. Perform scheduled monthly and quarterly closing

Medium Term - Complete By November 2014

1. Finalize integration of key finance activities that are part of phase 2 integration
2. Prepare test stages of payroll integration

Long Term - Complete By end of 2nd Qtr. 2015

1. Achieve full finance and system integration
2. Develop new PO process for vendors

Basis for Economics

Personnel Reductions:

Category	Low	High
Eliminate Senior Staff	$700,000	$900,000
Eliminate JAB Duplication	$935,000	$1,560,000
Automation in PS	$325,000	$495,000
Total	$1,960,000	$2,955,000

Risk Mitigation

Potential Risks/Barriers to Implementation

- Any delay starting integration or other delay's during process will push out savings
- Attrition could change order of proposed roll out

TMW Sponsor Sign Off ______________________ **Date** ______________

MEN'S WEARHOUSE®

163

G&A $46 Stores $14 COGS $30 E-Commerce $8 Advertising Media $6 Total Quantified to Date Over $100 Note: Dollars in millions. Quantified Synergies Midpoint of Estimates Other TBD 164

$15 $40 $60 $75 $90 At least $100 Jan. 2015 Jul. 2015 Jan. 2016 Jul. 2016 Jan. 2017 2017 Period Ending: Note: Dollars in millions. Run-Rate Synergies Estimated Synergy Timing by Season 165

Summary Guidance for 2017 Minimum Targets for 2017 Sales >$3.7 billion EBIT >$500 million 166 Note: Guidance excludes K&G and purchase price accounting adjustments and amortization of any intangibles associated with the acquisition.

Sales Guidance through 2017 Comparable Sales 2.0% - 3.0% New Stores 30 full line MW stores per year(1) 30 new JAB stores to open in 2014 Outlets on hold 2017 Total Sales >$3.7 billion 167 (1) Currently targeting 750 stores Note: Guidance excludes K&G and purchase price accounting adjustments and amortization of any intangibles associated with the acquisition.

Gross Margin Guidance through 2017 Gross Margin before Occupancy 150 - 200 bps improvement, including synergies 2017 COGS synergies = $22 million Occupancy Slight leverage of 50 bps 168 Note: Guidance excludes K&G and purchase price accounting adjustments and amortization of any intangibles associated with the acquisition.

SG&A Guidance through 2017 Advertising Advertising as a % of sales will be 5.5% - 6.0% Other SG&A Leverage of 300 - 400 bps Includes $74 million of synergies 169 Note: Guidance excludes K&G and purchase price accounting adjustments and amortization of any intangibles associated with the acquisition.

EBIT Guidance through 2017 EBIT Margin 13.5% - 14.0% EBIT >$500 million 170 Note: Guidance excludes K&G and purchase price accounting adjustments and amortization of any intangibles associated with the acquisition.

Interest & Tax Guidance Tax Rate Interest Expense Currently estimated at 37.5% 171 Principal Rate Interest Cash Term Loan $1,100 4.5% $49.5 Bonds 600 7.0% 42.0 Fees - - 2.4 Non Cash Amort. of Financing Costs - - $9.1 Pro Forma Full Year Interest Expense $103.0 Note: Guidance excludes K&G and purchase price accounting adjustments and amortization of any intangibles associated with the acquisition.

EPS Guidance through 2017 With $100 million of Synergies Minimum $5.50 / share High End of Synergy Range $6.00 / share 172 Note: Guidance excludes K&G and purchase price accounting adjustments and amortization of any intangibles associated with the acquisition.

Other Cash Flow Items Guidance through 2017 Capital Expenditures (1) $120 $130 million / year Depreciation & Amortization $130 $140 million / year Inventory Normal growth with sales JAB inventory reductions beginning in late 2016 173 (1) Does not include one-time integration costs. One-Time Integration Costs $100 million Next 18 months

Capital Structure Guidance through 2017 Management will track rent-adjusted leverage Target: 3x 174

Questions?

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Appendix

Men's Wearhouse GAAP Reconciliation: Adjusted EBITDA



	FY2011	FY2012					FY2013					FY2014
	Total	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total	Q1
Adjusted EBITDA Reconciliation:												
Net Income	$120.6	$26.9	$59.4	$48.8	($3.4)	$131.7	$33.1	$42.9	$38.2	($30.4)	$83.8	$16.5
Plus: Earnings / (Loss) Attributable to Non-Controlling Interest	(0.1)	(0.3)	0.2	0.2	0.2	0.3	(0.1)	0.0	0.3	0.3	0.4	(0.0)
Plus: Provision for Income Taxes	63.9	14.1	31.7	23.3	(3.4)	65.6	19.4	23.5	20.3	(20.6)	42.6	9.7
Less: Interest Income	(0.4)	(0.1)	(0.1)	(0.2)	(0.2)	(0.6)	(0.1)	(0.2)	(0.0)	(0.1)	(0.4)	(0.1)
Plus: Interest Expense	1.4	0.4	0.5	0.3	0.3	1.5	0.3	0.5	1.2	1.1	3.2	1.1
EBIT	**$185.4**	**$40.9**	**$91.6**	**$72.5**	**($6.5)**	**$198.6**	**$52.6**	**$66.8**	**$60.0**	**($49.7)**	**$129.6**	**$27.3**
Plus: Goodwill Impairment Charge	-	-	-	-	-	-	-	$9.5	-	-	$9.5	-
Plus: Acquisition/Acquisition Related Integration Costs (1)	3.8	-	-	-	-	-	-	0.6	3.8	0.5	4.9	0.7
Plus: Various Strategic Projects (2)	-	-	-	-	-	-	-	2.2	3.7	16.6	22.6	25.8
Plus: Asset Impairment Charges (3)	2.0	-	0.1	0.2	0.2	0.5	-	0.0	0.1	2.0	2.2	0.3
Adjusted EBIT	**$191.3**	**$40.9**	**$91.7**	**$72.7**	**($6.3)**	**$199.1**	**$52.6**	**$79.2**	**$67.6**	**($30.6)**	**$168.8**	**$54.0**
Plus: Depreciation and Amortization		$20.7	$21.1	$20.0	$23.2	$85.0	$21.4	$22.1	$22.2	$23.1	$88.7	$21.9
Adjusted EBITDA		**$61.6**	**$112.8**	**$92.7**	**$16.9**	**$284.0**	**$73.9**	**$101.3**	**$89.9**	**($7.5)**	**$257.6**	**$76.0**

Source: Public filings.
Note: Dollars in millions. Includes 53rd week for 2012. Amounts may not foot due to rounding.
(1) Includes costs related to the JA Holding, Inc. acquisition and integration in fiscal 2013 and costs related to the integration of Dimensions and Alexandra in fiscal 2011.
(2) Includes costs related to various strategic projects, primarily the one-time costs and professional fees related to our strategic activity with Jos. A Bank. Additionally, this amount also includes separation costs associated with former executives, cost reduction initiatives, K&G ecommerce closure costs and a New York store related closure costs offset by a gain from the sale of an office building in Fremont, CA.
(3) Includes tradename impairment and store impairment charges.

178

MEN'S WEARHOUSE®

Jos. A. Bank GAAP Reconciliation: Adjusted EBITDA 179 FY2011 FY2012 FY2013 FY2014 Total Q1 Q2 Q3 Q4 Total Q1 Q2 Q3 Q4 Total Q1 Adjusted EBITDA Reconciliation: Net Income $97.5 $14.8 $23.2 $13.3 $28.4 $79.7 $8.1 $14.2 $13.6 $27.4 $63.3 ($37.1) Plus: Provision for Income Taxes 62.0 9.6 14.1 8.0 17.5 49.1 5.0 9.0 8.0 17.0 39.0 (23.5) Less: Interest Income (0.3) (0.1) (0.1) (0.1) (0.1) (0.4) (0.2) (0.1) (0.1) (0.1) (0.4) (0.1) Plus: Interest Expense 0.3 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 EBIT $159.4 $24.4 $37.1 $21.2 $45.7 $128.4 $13.0 $23.1 $21.6 $44.4 $102.0 ($60.7) Plus: Various Strategic Projects - - - - - - - - - $4.4 $4.4 $75.4 Plus: Asset Impairment Charges 0.3 - - - 0.8 0.8 - - - 1.0 1.0 - Adjusted EBIT $159.7 $24.4 $37.1 $21.2 $46.6 $129.2 $13.0 $23.1 $21.6 $49.8 $107.4 $14.7 Plus: Depreciation and Amortization $6.8 $6.9 $7.2 $7.6 $28.5 $7.5 $7.2 $7.5 $7.4 $29.6 $7.4 Adjusted EBITDA $31.2 $44.0 $28.3 $54.2 $157.8 $20.4 $30.3 $29.0 $57.2 $137.0 $22.1 (1) Source: Public filings. Note: Dollars in millions. FY 2012 excludes the adjustment for the 53rd week previously disclosed by Jos. A. Bank. Amounts may not foot due to rounding. (1)